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EXHIBIT 10.33(b)

AMENDMENT NUMBER ONE
to the
Warehouse Loan and Security Agreement
dated as of February 10, 2000,
as Amended and Restated to and including March 21, 2002
by and among
GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
and
AAMES CAPITAL CORPORATION
and
AAMES FUNDING CORPORATION

        This AMENDMENT NUMBER ONE is made this 15th day of May, 2002, by and among GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., having an address at 600 Steamboat Road, Greenwich, Connecticut 06830 (the "Lender"), AAMES CAPITAL CORPORATION, having an address at 350 South Grand Avenue, Los Angeles, California 90071 ("Aames Capital") and AAMES FUNDING CORPORATION, having an address at 350 South Grand Avenue, Los Angeles, California 90071 ("Aames Funding", and together with Aames Capital, the "Borrowers"), to the Warehouse Loan and Security Agreement (the "Warehouse Agreement"), dated as of February 10, 2000, as amended and restated to and including March 21, 2002 by and among the Lender, Aames Capital and Aames Funding. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Warehouse Agreement.

RECITALS

        WHEREAS, the Borrowers and the Lender have agreed to amend the sublimits applicable to Second Lien Mortgage Loans which are subject to Advances under the Warehouse Agreement, as set forth herein.

        NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

        SECTION 1. Effective as of May 15, 2002, subclauses (15), (16) and (17) of the definition of Collateral Value in Section 1 of the Warehouse Agreement are hereby deleted and replaced with the following:

          (15) if such Mortgage Loan is a Second Lien Mortgage Loan which has been subject to the terms of this Warehouse Agreement for more than 120 days;

          (16) if such Mortgage Loan is a Second Lien Mortgage Loan and the Collateral Value of such Second Lien Mortgage Loan when added to the aggregate Collateral Value of all other Second Lien Mortgage Loans exceeds, at any time, $15,000,000;

          (17) if such Mortgage Loan is a Second Lien Mortgage Loan (other than a Concurrent Second Lien Mortgage Loan) and the Collateral Value of such Second Lien Mortgage Loan when added to the aggregate Collateral Value of all other Second Lien Mortgage Loans which are not Concurrent Second Lien Mortgage Loans exceeds, at any time, $7,500,000; or

          (18) if such Mortgage Loan is a Second Lien Mortgage Loan that has been subject to the terms of this Warehouse Agreement for 90 or more days and the Collateral Value of such Second Lien Mortgage Loan when added to the aggregate Collateral Value of all other Second Lien Mortgage Loans that have been subject to the terms of this Warehouse Agreement for 90 or more days exceeds, at any time, $7,500,000.

        SECTION 2. In order to induce the Lender to execute and deliver this Amendment, the Borrowers hereby represent to the Lender that as of the date hereof, after giving effect to this Amendment, the Borrowers are in full compliance with all of the terms and conditions of the Warehouse Agreement and no Default or Event of Default has occurred and is continuing under the Warehouse Agreement.

        SECTION 3. This Amendment Number One shall be construed in accordance with the laws of the State of New York (including Section 5-1401 of the New York General Obligations Law) and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state (other than Section 5-1401 of the New York General Obligations Law).

        SECTION 4. This Amendment Number One may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

        SECTION 5. Except as expressly amended and modified by this Amendment Number One, the Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Warehouse Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Warehouse Agreement, any reference in any of such items to the Warehouse Agreement being sufficient to refer to the Warehouse Agreement as amended hereby.

        IN WITNESS WHEREOF, the Lender and the Borrowers have caused this Amendment Number One to be executed and delivered by their duly authorized officers as of the day and year first above written.

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC. (Lender)

By: Name: Title:

AAMES CAPITAL CORPORATION (Borrower)

By: Name: Title:

AAMES FUNDING CORPORATION (Borrower)

By: Name: Title:

ACKNOWLEDGED AND AGREED:

AAMES FINANCIAL CORPORATION. as "Guarantor" under that certain Guaranty dated as of March 21, 2002 in favor of Lender.

By: Name: Title:

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  EXHIBIT 10.33(b)
AMENDMENT NUMBER ONE to the Warehouse Loan and Security Agreement dated as of February 10, 2000, as Amended and Restated to and including March 21, 2002 by and among GREENWICH CAPITAL FINANCIAL PRODUCTS, INC. and AAMES CAPITAL CORPORATION and AAMES FUNDING CORPORATION